UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 19, 2020

OWC PHARMACEUTICAL RESEARCH CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-54856

Delaware	98-0573566
(State of Incorporation)	(I.R.S. Employer Identification No.)

2 Ben Gurion Street, Ramat Gan, Israel	5257334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: +972 (72) 2608004

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Sale of Unregistered Securities.

As previously reported, the Company sold to Discover Growth Fund (“Discover”) 500 shares of its new series of preferred stock designated as Series A Convertible Preferred Stock (the “Preferred Stock”), which were initially convertible into an aggregate of 25,000,000 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), subject to adjustments. Between February 26, 2020 and March 19, 2020, the Company received notices of conversion from Discover to convert an aggregate of 25 shares of Preferred Stock, with a stated value of $10,000 per share, into an aggregate of 24,758,573 shares of Common Stock (the “Conversion”). On February 27, 2020, March 9, 2020, March 16, 2020 and March 19, 2020, the Company effected the Conversion and issued to Discover an aggregate of 24,758,573 shares of Common Stock, which constitutes greater than 5% of the number of shares of Common Stock outstanding.

The issuances of the shares of Common Stock were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

Item 8.01 Other Events.

On March 24, 2020, in response to the COVID-19 pandemic, applicable regulations restricting economic activities and the expected dramatic effects and uncertainty, OWC Pharmaceutical Research Corp. (the “Company”) decided to initiate cross-cutting, streamlining and savings procedures, including the decision to put the company’s employee on unpaid furlough, to offer key employees a transition from the employment framework to a consulting agreement other than Messrs. Ohad and Riterband. The Company stated that it would seek to minimize the long-term impact of the move and to allow for restarting operations should circumstances, permit.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Exhibit
3.1	Certificate of Designation of Series A Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWC Pharmaceutical Research Corp.

By:	/s/ Zvi Riterband
Name:	Zvi Riterband
Title:	Chief Executive Officer

Date: March 27, 2020